Exhibit 10.2

AUTHENTIDATE HOLDING CORP.

SUPPLEMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

DATED JUNE 11, 2013

This Supplement Number 1 (“Supplement No. 1”) to the Securities Purchase Agreement (the “Purchase Agreement”) of Authentidate Holding Corp. (the “Company”) supplements the Purchase Agreement as provided for herein. This Supplement No. 1 should be read together with the original Purchase Agreement. Capitalized terms used in this Supplement No. 1 without definition have the same meaning specified therefore in the Purchase Agreement.

Put/Call Option Agreement

In connection with the consummation of the transactions contemplated by the Purchase Agreement, Mr. O’Connell Benjamin, the Chief Executive Officer of the Company and a member of its Board of Directors, and Mr. J. David Luce, a member of the Company’s Board of Directors, have granted a holder of Senior Notes an option to require them to purchase from him an aggregate of (i) $350,000 of shares of Series D Convertible Preferred Stock and (ii) 350,000 Common Stock Purchase Warrants to be issued pursuant to the Purchase Agreement (the “Option Securities”) in accordance with the terms and conditions of a certain Put/Call Option Agreement to be entered into at or prior to the consummation of the transactions contemplated by the Purchase Agreement. Under the Put/Call Option Agreement, if the holder declines to exercise its right to require the sale of such Option Securities to Messrs. Luce and Benjamin, then they shall thereafter have the right to purchase all of such Option Securities from the holder in accordance with the terms and conditions of the Put/Call Option Agreement.

The undersigned further confirms to Authentidate Holding Corp. that it has not relied upon the Preliminary Prospectus dated as of June 4, 2013, or any other documents filed in connection with the public offering of securities of the Company, in connection with the purchase of Series D Convertible Preferred Stock and Common Stock Purchase Warrants pursuant to the Purchase Agreement. The undersigned subscriber confirms that it has a pre-existing relationship with the Company.

THIS SUPPLEMENT NO. 1 IS AN INTEGRAL PART OF, AND SHOULD BE READ IN CONJUNCTION WITH, THE PURCHASE AGREEMENT. THE PURPOSE OF THIS SUPPLEMENT IS TO NOTIFY PURCHASERS OF THE INFORMATION DESCRIBED ABOVE. ALL PURCHASERS SHOULD CAREFULLY REVIEW THIS SUPPLEMENT NO. 1 AND THE PURCHASE AGREEMENT.

Please sign this Supplement No. 1 on the following signature page to acknowledge your receipt of this Supplement No. 1 and to reconfirm your execution of the Purchase Agreement and the obligations thereunder.

Very truly yours,

Authentidate Holding Corp.

O’Connell Benjamin,

Chief Executive Officer

ACKNOWLEDGMENT

The undersigned subscriber acknowledges receipt of this Supplement No. 1 and confirms its agreements pursuant to the Purchase Agreement.

Dated as of June     , 2013

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